Exhibit 10(b)

CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

We hereby consent to the reference to our firm included in Part A and Part B of Index Master Series Trust, filed as part of Registration Statement No. 811-7885.

/s/Swidler Berlin Shereff Friedman, LLP
Swidler Berlin Shereff Friedman, LLP
New York, New York
September 2, 1999